 May 6, 2020  1Q20 Earnings Presentation

 Safe Harbor  The information contained in this presentation and discussion contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the future performance of the Company, including statements about the effects on the Company from (i) restructuring initiatives, (ii) changes in the business segments (iii) the effect of changes in backlog (iv) the potential sale of the Enid (GEFCO) business, (iii) increases in international demand, (iv) domestic and international product demand in North America , and (v) the impacts of the coronavirus (COVID-19) on the Company’s financial condition and business operations. These forward-looking statements reflect management’s expectations and are based upon currently available information, and the Company undertakes no obligation to update or revise such statements. These statements are not guarantees of performance and are inherently subject to risks and uncertainties, many of which cannot be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those expressed in or implied by the forward-looking statements. Important factors that could cause future events or actual results to differ materially include: general uncertainty in the economy, oil, gas and liquid asphalt prices, rising steel prices, decreased funding for highway projects, the relative strength/weakness of the dollar to foreign currencies, production capacity, general business conditions in the industry, demand for the Company’s products, seasonality and cyclicality in operating results, seasonality of sales volumes or lower than expected sales volumes, lower than expected margins on custom equipment orders, competitive activity, tax rates and the impact of future legislation thereon, and those other factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2019.

 Astec Overview & 1Q20 Highlights  Barry Ruffalo | President & CEO

 Today’s Key Messages    Actions taken in 2019 and progress of transformation plan has fueled solid 1Q20 performance      01  Changed reporting from 3 segment structure to two segment structure: Infrastructure Solutions and Materials Solutions to align with how the business is managed      02  Strong balance sheet and liquidity with net cash position to execute through challenging market conditions; our products are essential for building infrastructure      03  Actively preparing for upside and downside scenarios due to COVID-19 pandemic; with our Simplify, Focus, and Grow strategic pillars, we have had a head start on cost savings initiatives      04

 Simplification of Our Business Segments   Infrastructure Solutions: 65%  Materials Solutions: 35%  Key Products Roadbuilding • Paving • Forestry • Recycling • Asphalt Plants • Concrete Plants • Burners and Heaters • Silos and Storage TanksLeading Brands  Key ProductsCrushing and Screening • Washing and Classifying • Material Handling • Rock Breaker Technology • Plants and SystemsLeading Brands  Note: Percentages are a % of total company revenue for full year 2019.

COVID-19 Preparedness Update

New Organizational Structure Has Enhanced Company-wide Communication

- ✓ In early March 2020, formed a **COVID-19 task force**, which continually monitors information from our sites, government agencies and other sources
- ✓ **Continue to manufacture, sell and service our products** with appropriate precautions
- ✓ **Reinforced good hygiene practices** at all facilities including frequent handwashing, social distancing and regular cleaning of surfaces, in accordance with U.S. Center of Disease Control and Prevention (CDC) and World Health Organization (WHO) guidelines to reduce health risks
- ✓ **Enacted policies to keep our employees, customers and suppliers safe** by greatly reducing travel and utilizing technology to meet virtually as business permits
- ✓ Introduced health screening procedures for on-site, essential employees and visitors, including **temperature screenings**
- ✓ **COVID-19 playbook in place** with senior leaders sharing best practices, processes and tools across organization

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1Q20 Earnings Presentation | 6

 Actively running scenario analysEs to ensure we are prepared for changes in demand  Business Dynamics and Observations  Bipartisan support for U.S. infrastructure constructionCustomers are still working and need our solutions; some have discussed postponing capex decisions and delaying shipments to future quartersVast majority of factories are open; temporary closures of two Materials Solutions sites due to preemptive government mandates in South Africa (reopened on May 4, 2020) and Northern Ireland (scheduled to reopen in mid-May, 2020)Limited impact in 1Q and situation remains fluid for the remainder of 2020  Current transformation to Simplify, Focus, and Grow strategy has reduced organizational structure complexity and enabled more efficient COVID-19 response and sharing of best practices

 Total Company & Segment Results  Becky Weyenberg | Chief Financial Officer

1Q20 Financial Results ($M, except per share data)

REVENUES


$325.8
(11.3%)
$288.8
1Q19
1Q20

- Equipment sales decreased $39.2M or 18.2%
- Parts sales decreased $3.9M or 4.2%
- Domestic sales decreased $28.9M or 11.0%
- International sales decreased $8.0M or 12.7%
- Excluding FX impact, sales decreased 10.5%
- $8.8M revenue delayed due to COVID-19 delivery restrictions

BACKLOG


$236.5
3.8%
$245.4
1Q19
1Q20

- Infrastructure Solutions backlog increased $25.4M or 19.1%
- Materials Solutions backlog declined $16.5M or 15.9%

ADJ. EBITDA[1]


$25.5
(4.7%)
$24.3
1Q19
1Q20

- Adjusted EBITDA decreased due to sales volume drops in both segments partially offset by favorable mix and improvements in Mfg. performance
- Adj. EBITDA margin of 8.4% increased 60 bps
- SGA&E decreased 3.4% driven by reductions in consulting fees, travel and employee expenses; offsetting ConExpo expenses of $4.2M

ADJ. EPS[1]


$0.65
53.8%
$1.00
$0.42
NOL Tax Benefit
1Q19
1Q20

- Adjusted EPS excludes $0.09 impact from $1.1M of restructuring charge and $1.6M of goodwill impairment in 1Q20
- Use of CARES Act Net Operating Loss (NOL) carryback for a $9.5M tax reduction, or $0.42 impact; excluding reduction, our effective tax rate was 28% in 1Q20
- Solid results with limited COVID-19 interruptions

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

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1Q20 Earnings Presentation | 9

Infrastructure Solutions | 1Q20 Financial Performance ($M)

REVENUES



$219.2
(7.6%)
$202.6
1Q19
1Q20

GROSS PROFIT



$51.3
3.1%
$52.9
1Q19
1Q20

ADJ. EBITDA[1]



$23.7
5.1%
$24.9
1Q19
1Q20

1Q PERFORMANCE DRIVERS

- Strong order intake and backlog, not fully realized in 1Q sales (2Q production)
- Strong performance overall from good parts sales and associated margins, particularly in plant equipment
- Moved a portion of plant sales to 2Q due to COVID-19-related customer delays
- Additional cost savings achieved by reduced T&E and limited trade show participation
- Realized savings from manufacturing labor and indirect spend

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

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1Q20 Earnings Presentation | 10

Materials Solutions | 1Q20 Financial Performance ($M)


REVENUES
$106.5
(19.1%)
$86.2
1Q19
1Q20
GROSS PROFIT
$25.5
(17.6%)
$21.0
1Q19
1Q20
ADJ. EBITDA[1]
$11.2
(25.0%)
$8.4
1Q19
1Q20

1Q PERFORMANCE DRIVERS

- Initiatives taken in 2019 and 2020 to restructure operations to current market demand; improving margin despite declining revenue
- Headcount reductions and cost control measures put in place at end of 2019

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

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1Q20 Earnings Presentation | 11

 Focused on Maintaining a Strong Balance Sheet  Flexible Balance Sheet with Ample Liquidity  SUMMARY BALANCE SHEET  COMMENTARYGross inventory decreased $124M; Net inventory decreased $72M both from 1Q19$26M in cash expected from income tax refund due to CARES Act  ($M)  3/31/20  Cash and Cash Equivalents  $ 44  Total Current Assets  $ 534  Total Assets  $ 805  Total Current Liabilities  $ 169  Total Debt  $ 1  Total Liabilities and Equity  $ 805  ($M)  3/31/20  Cash and Cash Equivalents  $ 44  Available Credit  $ 142  Total Available Liquidity  $ 186

Disciplined Capital Deployment Framework

Use of Cash Over Last 3 Years

~$150M



16%
47%
19%
18%

- Plant, Property & Equipment
- Acquisitions
- Dividends
- Share Repurchases

		Adjustments Given Current Environment
Plant, Property & Equipment	• Internal investments meeting return objectives of >14% ROIC	Continue to target > 14% ROIC for new investments
Acquisitions	• Future acquisitions to align with growth strategy and meet financial criteria	Continue to focus on strategic alignment and financial discipline
Returns to Shareholders	• Dividend of $0.11 per share • $150M repurchase program authorized • Repurchased $24M in 2018	No buybacks expected in near term

CONTINUALLY EVALUATE STRATEGY TO ENSURE A BALANCED APPROACH

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1Q20 Earnings Presentation | 13

Downturn Playbook with Additional Levers to Pull

	Status Commentary
Self-Adjusting ✓ Metrics-based incentive plan	• Revised annual and long-term incentive plans
Discretionary ✓ Professional services / consulting ✓ Tradeshows / marketing ✓ 4-day work weeks ▪ Delayed / freeze hiring ▪ Suspend merit increases / other compensation benefits	• Accelerating centralization efforts • Implemented travel restrictions; reduced number of exhibits and promotional items • Standardizing commission / pay structures
Investments ✓ Investment reprioritization, deferrals ○ Product line rationalization	• Focused investments on transformation activities including centralized corporate functions • Accelerated Strategic Procurement / Operational Excellence projects
Cash Preservation ✓ Headcount reduction ○ Standardization of payment terms	• Improve inventory turns • Focused on cash management • Continued focus on centralizing business processes

✓ **Activated** ○ **In-Process** ▪ **Additional Levers, If Needed**

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1Q20 Earnings Presentation | 14

Material Weakness Remediation Plan | What's Different

- **New CEO, CFO and CIO** in place
- **Executive Leadership Team actively engaged** – monthly dashboard review process
- **Investment in resources** (Finance and IT Leadership Teams) – leading process reviews
- **Engaged with Big Four accounting firm** to assist with Sox 404 remediation efforts, project management and risk assessment
- **Investment in additional resources** for internal controls refresh and testing
- **Comprehensive monitoring and accountability** for all sites
- **Comprehensive testing** started in April, 2020 over 1Q20 transactions
- **Focus on IT function**
  - System functionality and system limitations
  - System access
  - IT change management: tool, procedures and education
  - Monitoring mechanisms implemented (general ledger updates, segregation of duties)
  - Enhanced backup and recovery procedures and documentation



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1Q20 Earnings Presentation | 15

Our Profitable Growth Strategy Remains Consistent

SIMPLIFY

- Leverage global footprint and scale while maintaining strong customer relationships
- Reduce organizational structure complexity
- Consolidate and rationalize footprint and product portfolio
- Optimize supply chain by leveraging size and scale of business

FOCUS

- Strengthen customer-centric approach by providing a holistic set of solutions
- Drive commercial excellence
- Embrace and streamline operational excellence processes
- Enhance accountability through a performance-based culture with aligned KPIs and incentives

GROW

- Reinvigorate innovation with a new product development approach
- Leverage technology and digital connectivity to enhance customer experience
- Capitalize on global growth opportunities
- Allocate capital effectively to drive greatest shareholder value

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1Q20 Earnings Presentation | 16

Update on Our Transformation Progress

2019 - 2020 | 2019 - 2021 | 2020 - 2021+

SIMPLIFY

- ✓ Changed from subsidiary structure to align by product groups
- ✓ Refreshed executive leadership team and board members
- ✓ Executed Astec Strategic Procurement initiative consolidating supply chain
- ✓ 1Q20 re-segmentation to two segment reporting structure
- ▪ Within Infrastructure Solutions, integrating five service teams into a unified service and construction team; one support call center

FOCUS

- ✓ Hired SVP of Operational Excellence and Chief Information Officer
- ✓ Aligned financial metrics to management incentives
- ✓ Implementing Enterprise Data Analytic Platform system to consolidate reporting
- ▪ Further drive operational excellence across organization
- ▪ Optimize product portfolio with ongoing rationalization
- ▪ Improve working capital turns – clear action plan in place

GROW

- ✓ Hired SVP of Innovation
- ▪ Enhance customer engagement
- ▪ Global expansion
- ▪ Profitable Growth
- ▪ Margin Improvement

✓ **Completed** ▪ **In-Process**

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1Q20 Earnings Presentation | 17

Key Investment Highlights  Leadership positions within attractive niche markets in industries benefitting from long-term secular trends including population growth, urbanization and aging infrastructure    Industry-leading reputation for innovation, high-quality products and superior customer service    Recurring, high-margin aftermarket revenue driven by a large global installed base    Financial strength to execute our strategic priorities to improve productivity and drive long-term earnings growth    Refreshed Board members supporting new experienced leadership team to drive long-term shareholder value creation              1  2  3  4  5

 Q&A

 Contact Information    STEVE ANDERSONSVP of Administration & Investor RelationsPhone: 423-553-5934Email: sanderson@astecindustries.com

 Appendix

 Income Statement

 Segment Revenues and Profits  (In thousands; unaudited)

 Balance Sheet

 Cash Flow Statement

 1Q GAAP to Non-GAAP Reconciliation Table  In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses.The amounts described above are unaudited, reported in thousands of U.S. Dollars (Except Share data), and as of or for the periods indicated.

 GAAP vs Non-GAAP Adj. EPS Reconciliation  (In thousands, except share and per share amounts; unaudited)